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10.64 Amendment to promissory note payable to IED, Inc., effective December 1, 2010.

AMENDMENT TO
$14,000,000 PROMISSORY NOTE
BETWEEN WAYTRONX, INC, AND
IED, INC.

WHEREAS the Parties hereto, WAYTRONX, INC. ("WAYTRONX") and IED, INC. ("IED") the registered assign for CUI, INC. entered into a Promissory Note in the amount of $14,000,000 on May 15, 2008 ("the Note");

WHEREAS under the terms of the Note, IED was to receive payments of $30,000 per month, earning interest of 1.7% and a 2.3% "Success Fee;"

WHEREAS under the terms of the Note, the Note was due and payable on a Maturity Date of May 15, 2011;

WHEREAS the Parties amended that note on September 1, 2010 to, among other things, reduce the amount due under the Note and extend the due date;

WHEREAS under the terms of that September 1, 2010 Amendment WAYTRONX was obligated to pay to IED the sum of "$1,500,000 payment on or before December 1, 2010;"

WHEREAS the Parties agree that WAYTRONX has paid the sum of $1,000,000 to IED;

WHEREAS the Parties agree that IED has chosen to accept 1,000,000 shares of WAYTRONX common stock in exchange for a $200,000 credit against the remaining monies due; and,

WHEREAS the Parties wish to amend the Agreement as set forth below;

THE PARTIES therefore agree as follows:

1. This Amendment is entered into pursuant to Paragraph No. 9(b) *Amendment and Waiver* of the Note and shall be effective on December 1, 2010.
2. This Amendment modifies ***only*** the specific terms set forth herein and ***only*** to the extent specifically set forth herein and does not in any way effect the force and effect of other provisions within the Note.
3. All principal and interest figures in this document are as of August 31, 2010.
4. The Parties hereby agree to extend the due date for the remaining $300,000 payment due to IED from WAYTRONX to and through January 10, 2011.

Signature Page Follows

This document consists of two (2) pages [including signature page].

AGREED TO AND ACCEPTED:

IED, INC.

By: James McKenzie
Title: Managing Director

WAYTRONX, INC.

By: William J. Clough
Title: President & CEO